NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT, OR AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.


No.      1                                                            $50,000
    -----------                                                       -------

                             BIG SMITH BRANDS, INC.
                   6% CONVERTIBLE DEBENTURE DUE MARCH 31, 2000

         THIS DEBENTURE is one of a duly authorized issue of $1,700,000 in Debentures of BIG SMITH BRANDS, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") designated as its 6% Convertible Debenture Due March 31, 2000.


         FOR VALUE RECEIVED, the Company promises to pay to WILLORA COMPANY LIMITED the registered holder hereof (the "Holder"), the principal sum of One Million Seven Hundred Thousand and 00/100 (US $1,700,000) Dollars on March 31, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on conversion or March 31, 2000 at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Section 4 below, the principal of, and interest on, this Debenture are payable at the option of the Holder, in shares of Common Stock of the Company or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

                         (see attached for continuation)


IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer, thereunto duly authorized.

                             BIG SMITH BRANDS, INC.

April 2, 1997                              By:  /s/Peter S. Lebowitz
                                                --------------------
                                                Peter S. Lebowitz, President

                             BIG SMITH BRANDS, INC.

                   6% CONVERTIBLE DEBENTURE DUE MARCH 31, 2000



         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Ten Thousand Dollars (US$ 10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, or the shares issued or issuable upon Conversion, the Company may require, prior to issuance of a new Debenture or such Shares in the name of such other person, that it receive reasonable transfer documentation including legal opinions of counsel reasonably acceptable to the Company, that the issuance of the Debentures in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. A. The Holder of this Debenture is entitled, at its option, to convert at any time (a) commencing forty-five (45) days after the closing of sale of the debenture (the "Closing"), the principal amount of this Debenture and accrued interest, provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less that Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lesser of (a) $2.80, or (b) 70% the Market Price on the Conversion Date if the Conversion Date is less than one hundred (100) days from the date hereof and 67-1/2% of the Market Price on the Conversion Date thereafter. For purposes of this Section 4, the Market Price shall be the average closing bid price of the Common Stock on the five (5) trading days immediately preceding the Closing or Conversion Date, as may be applicable, as reported by the National Association of Securities Dealers, or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing and unpaid from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at facsimile number (417) 358-5583, with a copy to Kramer, Levin, Naftalis & Frankel (212) 715-8000, ATT: Michael S. Nelson, Esq. and Michael Mayerfeld, Esq. Certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date the notice of conversion is delivered to the Company.

                  B. The Company agrees to redeem all of the outstanding Debentures at 148% of the Purchase Price, if required by any law, rule or regulation of any regulatory body, securities exchange or trading market, applicable to the Company.

                  The Company shall give notice of redemption to the remaining holders of the Debentures at the address and facsimile number of such Debenture holders appearing in the Company's register for the Debentures. Such redemption notice shall specify the applicable redemption price. The date of notice shall be the redemption date. The mandatory redemption price shall be paid to the holder of the Debentures redeemed within seven (7) business days of the redemption date.

         5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein proscribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay which tender of payment following such notice, the right of conversion shall terminate.

         8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         9. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in an other manner permitted by law.

         10.      The following shall constitute an "Event of Default":

                    a. The Company shall default in the payment of principal or interest on this Debenture; or

                    b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

                         The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and any such failure shall continue uncured for five (5) business days, or following written notice to the Company of such failure; or

                    d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

                    e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                    f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                    g. Any governmental agency or any court of competent jurisdiction at the request of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                    h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty(60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                    i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                    j. The Company shall have its Common Stock delisted from the NASDAQ/Small Cap Market, shall not have such suspension lifted or the Common Stock relisted within two days, and shall not be listed for trading on any other exchange.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: April 2, 1997
                                                     BIG SMITH BRANDS, INC.


                                                     By: /s/S. Peter Lebowitz
                                                     ------------------------

                                                     S. Peter Lebowitz
                                                     -----------------
                                                     (Print Name)

                                                     President
                                                     ---------
                                                     (Title)

ATTEST:


----------------------------------------

                                    EXHIBIT A


                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)



         The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of BIG SMITH BRANDS, INC. (the "Company") according to the conditions hereof, as of the date written below.

         The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933 and is not converting the Debenture on behalf of any U.S. Person, or otherwise in violation of Regulation S.

Date of Conversion* ____________________________________________________________

Applicable Conversion Price  ___________________________________________________


Signature ______________________________________________________________________
                                    [Name]

Address: _______________________________________________________________________

         _______________________________________________________________________





* This original Debenture and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.